UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 35)

ORION PICTURES CORPORATION
(Name of Issuer)

Common Stock, $.25 Par Value
(Title of Class of Securities)

686285-50-3
(CUSIP Number)

ARNOLD L. WADLER
Senior Vice President, Secretary and
General Counsel, Metromedia Company
One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137
Tel. No: (201) 804-7100
(Name, Address and Telephone Number of
Person Authorized to Receive Notices
and Communications)

June 23, 1993
(Date of Event which Requires Filing of
this Statement)

     If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box ___.

     Check the following box if a fee is being paid with the statement ___. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

     Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

     The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

     The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                               SCHEDULE 13d
CUSIP No. 686285-50-3


1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          METROMEDIA COMPANY
               62-1293303

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP                 (a)
                                                                      (b) X

3    SEC USE ONLY

4    SOURCE OF FUNDS

          BK

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION

          Delaware

                    7    SOLE VOTING POWER
                              6,870,325 shares
   NUMBER OF
    SHARES          8    SHARED VOTING POWER
 BENEFICIALLY
 OWNED BY EACH
   REPORTING        9    SOLE DISPOSITIVE POWER
    PERSON                    6,870,325 shares
     WITH
                    10   SHARED DISPOSITIVE POWER

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          6,870,325 shares

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES


13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

          34.35%

14   TYPE OF REPORTING PERSON

          PN

                               SCHEDULE 13D
CUSIP No. 686285-50-3


1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          JOHN W. KLUGE
          ###-##-####

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP                 (a)
                                                                      (b) X

3    SEC USE ONLY

4    SOURCE OF FUNDS



5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION

          U.S.A.

                    7    SOLE VOTING POWER
                              10,890,325 Includes 4,020,000 shares owned
                              directly and 6,870,325 shares beneficially
                              owned through Metromedia Company.
   NUMBER OF
    SHARES          8    SHARED VOTING POWER
 BENEFICIALLY
 OWNED BY EACH
   REPORTING        9    SOLE DISPOSITIVE POWER
    PERSON                    10,890,325 Includes 4,020,000 shares owned
     WITH                     directly and 6,870,325 shares beneficially
                              owned through Metromedia Company.

                    10   SHARED DISPOSITIVE POWER

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          10,890,325 Includes 4,020,000 shares owned directly and 6,870,325 shares beneficially owned through Metromedia Company.

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES


13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

          54.45%

14   TYPE OF REPORTING PERSON

          IN

                               SCHEDULE 13D
CUSIP No. 686285-50-3


1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          STUART SUBOTNICK
          ###-##-####

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP                 (a)
                                                                      (b) X

3    SEC USE ONLY

4    SOURCE OF FUNDS



5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION

          U.S.A.

                    7    SOLE VOTING POWER
                              6,870,325 shares beneficially owned through
                              Metromedia Company.
   NUMBER OF
    SHARES          8    SHARED VOTING POWER
 BENEFICIALLY
 OWNED BY EACH
   REPORTING        9    SOLE DISPOSITIVE POWER
    PERSON                    6,870,325 shares beneficially owned through
     WITH                     Metromedia Company.

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          6,870,325 shares beneficially owned through Metromedia Company

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES


13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

          34.35%

14   TYPE OF REPORTING PERSON

          IN

              AMENDMENT No. 35 TO SCHEDULE 13D


          THIS Amendment No. 35, supplements Schedule 13D (the "Schedule 13D") filed on June 2, 1986 by John W. Kluge and Metromedia, Inc., as amended by Amendment No. 1 thereto filed on September 12, 1986; Amendment No. 2 thereto filed on November 4, 1986; Amendment No. 3 thereto filed on January 2, 1987; Amendment No. 4 thereto filed on April 7, 1987; Amendment No. 5 thereto filed on October 27, 1987; Amendment No. 6 thereto filed on October 30, 1987; Amendment No. 7 thereto filed on November 23, 1987; Amendment No. 8 thereto filed on December 15, 1987; Amendment No. 9 thereto filed on January 20, 1988; Amendment No. 10 thereto filed on January 22, 1988; Amendment No. 11 thereto filed on
February 1, 1988; Amendment No. 12 thereto filed on
February 10, 1988; Amendment No. 13 thereto filed on February 11, 1988; Amendment No. 14 thereto filed on February 12, 1988; Amendment No. 15 thereto filed on February 19, 1988; Amendment No. 16 thereto filed on
March 1, 1988; Amendment No. 17 thereto filed on April 11, 1988; Amendment No. 18 filed on April 14, 1988; Amendment No. 19 filed on April 18, 1988; Amendment No. 20 thereto filed on May 24, 1988; Amendment No. 21 thereto filed on June 6, 1988; Amendment No. 22 thereto filed on June 15, 1988; Amendment No. 23 thereto filed on July 6, 1988; Amendment No. 24 thereto filed on July 14, 1988,
Amendment 25 thereto filed on August 3, 1988; Amendment
No. 26 thereto filed on December 14, 1988; Amendment No. 27 thereto filed on January 11, 1989, Amendment No. 28 thereto filed on October 9, 1990 and Amendment No. 29 thereto filed on February 7, 1991; Amendment No. 30 thereto filed on
April 3, 1991, Amendment No. 31 thereto filed on
February 14, 1992; Amendment No. 32 thereto filed on
April 23, 1992; Amendment No. 33 thereto filed on July 13, 1992; and Amendment No. 34 thereto filed on November 12, 1992 in the following respect only (capitalized terms used herein shall have the meanings ascribed to such terms in the
Schedule 13D):


Item 5.   Interest in Securities of the Issuer.

          Item 5 is hereby amended by replacing paragraphs
5(a), 5(b) and adding thereto the following paragraph 5(c) thereto:

          (a)  Metromedia beneficially owns directly
6,870,325 shares of New Orion Common Stock which constitutes approximately 34.35% of the shares of New Orion Common Stock. Mr. Kluge beneficially owns directly 4,020,000 shares of New Orion Common Stock, which, together with the New Orion Common Stock owned directly by Metromedia, constitutes approximately 54.45% of the New Orion Common Stock outstanding.

          (b) Metromedia and Mr. Kluge have sole power to vote and to dispose of the 6,870,325 shares beneficially owned directly by Metromedia, and Mr. Kluge has sole power with respect to the voting and disposition of the 4,020,000 shares beneficially owned directly by him.

          (c)  On June 22, 1993, Metromedia purchased
870,325 shares of New Orion Common Stock. 770,325 shares of which were purchased at an aggregate purchase price of $2,334,084.75 and 100,000 shares of which were purchased at an aggregate purchase price of $313,000.00. The 870,325 shares were purchased in an open market transaction.

                          SIGNATURE


          After reasonable inquiry and to the best of my knowledge and belief, I hereby certify that the information set forth in this statement is true, complete and correct.


Dated:    June 23, 1992


                              /s/ STUART SUBOTNICK
                              Stuart Subotnick
                              General Partner
                              Metromedia Company



                              /s/ John W. KLUGE
                              John W. Kluge


                              /s/ STUART SUBOTNICK
                              Stuart Subotnick